EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2018 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002.

I, Sergio Agapito Lires Rial, Chief Executive Officer of Banco Santander (Brasil), S.A., certify that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Banco Santander (Brasil), S.A.

Date: March 25, 2019

By:	/s/ Sergio Agapito Lires Rial
	Name:	Sergio Agapito Lires Rial
	Title:	Chief Executive Officer